UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2018

BIOSTAGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35853	45-5210462
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Suite 11, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (774) 233-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On April 4, 2018, Biostage, Inc. (the “Company”) received a notification from KPMG LLP (“KPMG”), which is currently serving as the Company’s independent auditors, stating that KPMG will not be standing for reelection and was resigning, effective upon the completion of their review procedures of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018. The decision to change accountants was not recommended by the audit committee of the board of directors.

During the two fiscal years ended December 31, 2017, and the subsequent interim period through April 4, 2018 there were no (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its reports, or (2) "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

KPMG’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2017 or 2016 did not contain an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles except as follows:

KPMG’s audit reports on the consolidated financial statements of Biostage, Inc. and subsidiaries as of and for the years ended December 31, 2017 and 2016, contained a separate paragraph stating that “The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has suffered recurring losses from operations and will require additional financing to fund future operations which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

The Company has provided KPMG with a copy of the disclosure set forth in this Item 4.01 and has requested that KPMG furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein, each as required by applicable SEC rules. A copy of KPMG's letter, dated April 6, 2018, confirming KPMG's agreement with these statements, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

While the Company has not engaged a new independent accounting firm, it has begun a search process to identify KPMG’s successor. The Company will disclose its engagement of a new independent accounting firm once the process has been completed as required by SEC rules.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
16.1	Letter from KPMG LLP dated April 6, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSTAGE, INC.
(Registrant)

April 6, 2018	/s/ Thomas McNaughton
(Date)	Thomas McNaughton Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
16.1	Letter from KPMG LLP dated April 6, 2018